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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 15, 1997


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                 of the First Union Master Credit Card Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                     First Union Master Credit Card Trust
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
                   United States                             33-98546               56-2017017
----------------------------------------------     ------------------------      ----------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)      (IRS Employer Identification
                                                                                 Number)

           600 Broad Street
           Augusta, Georgia                              30903
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(Address of Principal Executive Office)               (Zip Code)

Registrant's telephone number, including area code (706) 823-2580


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of July 1997 was delivered to Certificateholders on August 15, 1997. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of July 1997 was delivered to Certificateholders on August 20, 1997.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the August 15, 1997 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the August 20, 1997 Distribution Date.

         Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of July 1997.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        FIRST UNION DIRECT BANK, N.A.,
                                        on behalf of the First Union
                                        Master Credit Card Trust


                                        By: /s/ James H. Gilbraith II
                                           ----------------------------
                                           Name:  James H. Gilbraith II
                                           Title: Vice President and
                                                  Managing Director


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                                    EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the August 15, 1996 Distribution Date.

Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the August 20, 1997 Distribution Date.

Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of July 1997.


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